INCOME TAXES - Difference between income taxes computed at the U.S. federal statutory rate and the effective income tax rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
INCOME TAXES
Federal income tax expense (benefit) at the statutory rate	$ (7,039)	$ 28,586	$ (5,849)
Effect of:
State taxes, net of federal benefit	(3,092)	3,632	643
Tax impact of foreign earnings and losses	11,453	(10,171)	3,644
Stock-based compensation	2,230	236	169
Nondeductible net loss on fair value adjustment for warrant liabilities	34,659
Valuation allowance	12,223	1,532	13,763
Tax credits	(6,852)	(5,030)	(3,213)
Other, net	544	(56)	359
Total provision for income tax expense	$ 44,126	$ 18,729	$ 9,516